Prospectus

                          Ameristock Mutual Fund, Inc.
                      Ameristock Large Company Growth Fund
                          Ameristock Focused Value Fund

                                  P.O. Box 6919
                                Moraga, CA 94570
                                 (800) 394-5064
                               www.ameristock.com


          Minimum Investment:                  $1,000
          Sales Charge:                        None, 100% no-load
          12b-1 Fee:                           None
          Redemption Fee:
              Ameristock Mutual Fund, Inc.:    None
              Ameristock Large Company
               Growth Fund:                    None
              Ameristock Focused Value Fund    1.00% if shares redeemed within 3
                                               years of purchase

Ameristock Mutual Fund, Inc. is a mutual fund with an investment objective of seeking total return through capital appreciation and current income by investing primarily in equity securities.

Ameristock Large Company Growth Fund is a mutual fund with an investment objective of seeking capital appreciation. This Fund pursues its objective by investing principally in common stock of large capitalization companies headquartered in the United States.

Ameristock Focused Value Fund is a mutual fund with an investment objective of seeking capital appreciation. This Fund pursues its objective by investing principally in common stock of companies of all sizes headquartered in the United States.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  July 1, 2001

                               TABLE OF CONTENTS

                   Risk/Return Summary - Ameristock Mutual
                   Fund, Inc. .......................... ___
                   Risk/Return Summary - Ameristock Large
                   Company Growth Fund.................. ___
                   Risk/Return Summary - Ameristock Focused
                   Value Fund........................... ___
                   Fees and Expenses.................... ___
                   How to Buy Shares.................... ___
                   How to Redeem Shares................. ___
                   Net Asset Value...................... ___
                   Investment Management................ ___
                   Dividends and Taxes.................. ___
                   Other Information.................... ___
                   Financial Highlights................. ___

RISK/RETURN SUMMARY - AMERISTOCK MUTUAL FUND, INC.

Investment Objective

The investment objective of Ameristock Mutual Fund, Inc. is to seek total return through capital appreciation and current income by investing primarily in equity securities.

Principal Investment Strategies

Ameristock Mutual Fund, Inc. pursues its investment objective principally by investing in common stock of large capitalization companies headquartered in the United States. Generally, a large capitalization company is one with a market capitalization of at least $15 billion. To achieve the current component of this Fund's investment objective, the Fund invests primarily in large capitalization companies which pay dividends.

This Fund emphasizes a "value" style of investing. For example, shares of companies with lower ratios of share price to earnings, sales and book value and higher dividend yields than those of other large capitalization companies will be considered attractive investments. However, to a lesser extent the Fund will often also invest in large capitalization "growth" stocks in order to be represented in that portion of the stock market. The Fund will sell a stock when the Fund investment adviser decides that it no longer meets the investment criteria described above.

Under normal market conditions, this Fund will invest at least 80% of the value of its total assets in common stock of large capitalization companies headquartered in the United States. However, the Fund may temporarily invest a lower percentage of its assets in accordance with such strategies in the event of a domestic or international event which has significantly disrupted, or in the opinion of the Fund's investment adviser will materially disrupt, the stock market. If the Fund does so, the Fund may not achieve its investment objective.

Principal Risks

Investment in Ameristock Mutual Fund, Inc. is subject to the following principal risks:

        * The value of securities in the Fund's portfolio will go up and down. Consequently, the Fund's share price may decline and you could lose money.

        * The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, the Fund is likely to decline in value.

        * Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund may decline in value, thereby causing the Fund to decline in value.

        * There is no assurance that the Fund's "value" style of investing will achieve its desired result. In fact, the Fund may decline in value as a result of emphasizing this style of investing.

        *          "Growth"  stocks  generally  are more  expensive  relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund's share price.

        * An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Bar Chart and Performance Table

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund and by showing how the Fund's average annual returns for a one-year period and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                          AMERISTOCK MUTUAL FUND, INC.

                                   [Bar Chart]

          1996          1997          1998          1999          2000

         27.7%         32.9%         32.0%          2.7%         20.4%


High and Low Quarterly Returns. During the life of the Fund through December 31, 2000, the highest return for a quarter was 21.9% (quarter ending December 31, 2000) and the lowest return for a quarter was -8.2% (quarter ending September 30, 1999).

      Average  Annual Total  Returns       Past           Life
      (for the periods ending              One Year       Of Fund*
      December 31, 2000)

      Ameristock Mutual Fund, Inc.         27.8%          22.2%

      Standard & Poor's 50 Index          (13.3%)         15.8%

*Since inception date of August 31, 1995.

RISK/RETURN SUMMARY - AMERISTOCK LARGE COMPANY GROWTH FUND

Investment Objective

The investment objective of Ameristock Large Company Growth Fund is to seek capital appreciation.

Principal Investment Strategies

Ameristock   Large  Company  Growth  Fund  pursues  its   investment   objective
principally by investing in common stock of large capitalization companies headquartered in the United States. Generally, a large capitalization company is one with a market capitalization of at least $15 billion.

This Fund emphasizes a "growth" style of investing. In selecting common stocks, the Fund will seek to invest in companies which the Adviser believes have the potential for superior long term capital appreciation due to accelerated earnings or revenue growth. The Fund will sell a stock when the Fund's investment adviser decides that it no longer meets these investment criteria.

Under normal market conditions, this Fund will invest at least 80% of the value of its total assets in common stock of large capitalization companies headquartered in the United States. However, the Fund may temporarily invest a lower percentage of its assets in accordance with such strategies in the event of a domestic or international event which has significantly disrupted, or in the opinion of the Fund's investment adviser will materially disrupt, the stock market. If the Fund does so, the Fund may not achieve its investment objective.

This Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies, thus resulting in a higher "portfolio turnover" rate than other mutual funds. A higher portfolio turnover rate will result in (i) increased brokerage commissions payable by the Fund and
(ii) higher amounts of realized investment gain subject to the payment of taxes by shareholders, thus adversely affecting the performance of the Fund.

Principal Risks

Investment in Ameristock Large Company Growth Fund is subject to the following principal risks:

         * The value of securities in the Fund's portfolio will go up and down. Consequently, the Fund's share price may decline and you could lose money.

         * The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, the Fund is likely to decline in value.

         * Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund may decline in value, thereby causing the Fund to decline in value.

         *         "Growth"  stocks  generally  are more  expensive  relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund's share price.

         * An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Bar Chart and Performance Table

A bar chart and performance table is not provided since this Fund has not had annual returns for a full calendar year.


RISK/RETURN SUMMARY - AMERISTOCK FOCUSED VALUE FUND

Investment Objective

The investment objective of Ameristock Focused Value Fund is to seek capital appreciation.

Principal Investment Strategies

Ameristock Focused Value Fund pursues its investment objective principally by investing in common stock of companies of all sizes headquartered in the United States.

This Fund emphasizes a "value" style of investing. For example, shares of companies with lower ratios of share price to earnings, sales and book value and higher dividend yields than those of other companies will be considered attractive investments. This Fund may also invest in companies which the Fund's investment adviser believes are being undervalued by the securities markets due to operating losses, litigation or other circumstances which may have depressed share prices. However, to a lesser extent the Fund may also invest in stocks experiencing accelerated earnings or revenue growth ("growth stocks") when the Adviser believes that such stocks are being undervalued by the securities markets. The Fund will sell a stock when the Fund's investment adviser decides that it no longer meets these investment criteria.

This Fund also may invest in corporate debt securities of companies headquarters in the United States which the Adviser believes have the capacity for capital appreciation, either (i) because such debt securities are currently trading below par or (ii) because the Adviser believes that interest rates are about to decline. Such debt securities may be of any maturity and may include investment grade securities (those rated within the top four categories of safety according to rating service companies) as well as lower rated securities (including securities in the lowest categories of safety and even unrated securities), sometimes referred to as "junk bonds," which have speculative characteristics. The Fund will sell a corporate debt security when the Adviser believes that such security is no longer likely to appreciate in value.

Under normal market conditions, this Fund will invest at least 65% of the value of its total assets in common stock. However, the Fund may temporarily invest a lower percentage of its assets in accordance with such strategies in the event of a domestic or international event which has significantly disrupted, or in the opinion of the Fund's investment adviser will materially disrupt, the stock market. If the Fund does so, the Fund may not achieve its investment objective.

This Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies, thus resulting in a higher "portfolio turnover" rate than other mutual funds. A higher portfolio turnover rate will result in (i) increased brokerage commissions payable by the Fund and
(ii) higher amounts of realized investment gain subject to the payment of taxes by shareholders, thus adversely affecting the performance of the Fund.

Principal Risks

Investment in Ameristock Focused Value Fund is subject to the following principal risks:

         * The value of securities in the Fund's portfolio will go up and down. Consequently, the Fund's share price may decline and you could lose money.

         * The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, the Fund is likely to decline in value.

         * Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund may decline in value, thereby causing the Fund to decline in value.

         * While this Fund invests in both smaller and larger companies, the smaller companies in which this Fund invests are especially sensitive to the factors described above due to certain characteristics of smaller companies such as absence of depth of management, insufficient funds necessary for growth or potential development and limited product or credit lines. Therefore, smaller companies may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of this Fund to dispose of such securities when the Adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of this Fund to above average risk.

         * There is no assurance that the Fund's "value" style of investing will achieve its desired result. In fact, the Fund may decline in value as a result of emphasizing this style of investing.

         *         "Growth"  stocks  generally  are more  expensive  relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund's share price.

         *         This Fund's  portfolio  will also be exposed to the following
                  additional   risks  in  connection  with  its  investments  in
                  corporate debt securities:

                  - Prices of debt securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. Prices of debt securities having longer maturities are particularly susceptible to increasing interest rates. The net asset value of this Fund may decrease during periods of rising interest rates.

                  - An issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, this Fund will lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.

                  - Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

         * This Fund is a "non-diversified" fund. The Fund is considered "non-diversified" because, compared to other funds, a higher percentage of the Fund's assets may be invested in the shares of a limited number of companies. The Fund's portfolio securities, therefore, may be more susceptible to a decline in value as a result of any single economic, political, or regulatory occurrence than the portfolio securities of a "diversified" fund.

         * An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Bar Chart and Performance Table

A bar chart and performance table is not provided since this Fund has not had annual returns for a full calendar year.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

Shareholder Fees (fees paid directly from your investment)

                                     Ameristock      Ameristock      Ameristock
                                    Mutual Fund,   Large Company   Focused Value
                                        Inc.        Growth Fund        Fund

Maximum Sales Charge (Load)             None            None           None
Imposed on Purchases

Maximum Deferred Sales Charge           None            None           None
(Load)

Redemption fee (1)                      None            None           None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                     Ameristock      Ameristock      Ameristock
                                    Mutual Fund,   Large Company   Focused Value
                                        Inc.        Growth Fund        Fund

               Management Fees (3)      1.00%          1.00%           1.35%

         Distribution (12b-1) Fees      0.00%          0.00%           0.00%

                    Other Expenses      0.00%          0.00%           0.00%
                                        -----          -----           -----
       Total Annual Fund Operation      1.00%          1.00%           1.35%
                          Expenses

         (1) In addition to any redemption fee, there is a charge of $20.00 for each wire redemption.

         (2)  Payable only if shares redeemed within 3 years of purchase.

         (3) The Fund's Investment Adviser has contractually agreed to pay all operating expenses of each Fund except for brokerage, taxes, interest and extraordinary expenses.

Example: This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                              1 year         3 years

Ameristock Mutual Fund, Inc.                   $102            $318

Ameristock Large Company Growth Fund           $102            $318

Ameristock Focused Value Fund                  $237            $528



HOW TO BUY SHARES

Shares of each Fund are purchased at the net asset value per share (as described in "Net Asset Value" below) next determined after receipt by the Fund's Transfer Agent of your investment in proper form as described below. There are no sales charges. The minimum initial investment is $1,000 and minimum subsequent investments (excluding reinvestments of dividends and capital gains) are $100.

To purchase shares, complete and sign the Application to Buy Shares (or investment stub in the case of a subsequent purchase) and mail it, together with your check payable to Ameristock Mutual Fund, Inc., Ameristock Large Company Growth Fund or Ameristock Focused Value Fund, to:

  Mutual Shareholder Services
  8869 Brecksville Road
  Brecksville, Ohio 44141

To purchase shares by wire, transmit funds to:

  Firstar Bank, N.A.
  ABA#: 042-000-013
  For Credit to Account:  19945-6815
  Account:  Ameristock Funds
  Attention:  Marilyn Updike
  For further credit to account:   19-0302, Ameristock Mutual Fund or
                                   19-0300, Ameristock Large Company Growth Fund
                                   19-0301, Ameristock Focused Value Fund

Your investment will be considered to be in "proper form" if it includes a check or wire funds transmission together with a completed Application to Buy Shares or (in the case of a subsequent purchase) a completed investment stub from a previous purchase or sale confirmation.

Each investment in a Fund, including dividends and capital gains distributions reinvested in the Fund, is acknowledged by a statement showing the number of shares purchased, the net asset value at which the shares are purchased, and the new balance of Fund shares owned. For reasons of economy and convenience, the Fund will not issue certificates for shares purchased.

You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides record keeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. Therefore, it may cost more for you to purchase shares through a Processing Organization than to purchase shares directly from the Fund. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. No Fund is responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Ameristock Corporation.

Each Fund reserves the right not to accept purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders.

HOW TO REDEEM SHARES

General

You may redeem (sell) your shares at any time. Each Fund makes payment by check for the shares redeemed within seven days after it receives a properly completed redemption request (in accordance with the procedures described in "Redemption by Mail" or "Redemption by Telephone," below), except as described below. The redemption price per share is the net asset value determined as described under "Net Asset Value," less any applicable redemption fee as described below under "Redemption Fee." Because net asset value fluctuates, the amount received upon redemption may be more or less than the amount paid for the shares.

Where an investor requests wire payment, the Transfer Agent will normally wire the redemption proceeds the next business day by federal funds only to the bank and account designated on the Application to Buy Shares, or in written instructions subsequently received by the Transfer Agent, and only if the bank is a commercial bank that is a member of the Federal Reserve System. The Transfer Agent currently charges a $20.00 fee for each payment made by wire of redemption proceeds, which fee will be deducted from the investor's account.

Payment of redemption proceeds with respect to shares purchased by check will not be made until the check or payment received for investment has cleared, which may take up to 11 business days.

Redemption proceeds may be paid in whole or in part in securities or other property rather than in cash.

Each Fund reserves the right to suspend or postpone redemptions during any period: (i) when trading on the New York Stock Exchange is restricted, (ii) when, as a result of an emergency, it is not reasonably practicable for the Fund to dispose of, or determine the fair market value of, its net assets or (iii) as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund. If the net asset value of the shares in an account is less than $1,000 as a result of previous redemptions and not market declines, the Fund may notify the shareholder that unless the account value is increased to at least the minimum within 60 days the Fund will redeem all shares in the account and pay the redemption price to the shareholder.

Redemption Fee - Ameristock Focused Value Fund

A redemption fee of 1% payable to and retained by Ameristock Focused Value Fund is imposed on any redemption of shares within three years of the date of purchase. The 1% fee is imposed on the net asset value of the redeemed shares at the time of purchase. No redemption fee will be imposed on shares acquired through reinvestment of dividends or capital gain distributions or on increases in the net asset value of an investor's shares above the net asset value at the time of purchase.

In determining whether a redemption fee is applicable to a redemption, the calculation will be made in a manner that results the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of shares above the total amount of payments for the purchase of shares made during the preceding year; then of amounts representing shares purchased more than three years prior to the redemption; and finally, of amounts representing the cost of shares purchased within three years prior to the redemption.

No redemption fees are payable by shareholders of Ameristock Mutual Fund, Inc. or Ameristock Large Company Growth Fund.

Redemption by Mail

Each Fund will redeem all or any part of shares owned upon written request delivered to the Fund at:

         Ameristock Mutual Funds
         Mutual Shareholder Services
         8869 Brecksville Road
         Brecksville, Ohio 44141

The redemption request must:

         1.   Include your name and account number.

         2.   Specify the name of the Fund from which shares are to be redeemed.

         3. Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed.

         4. Be signed by all owners exactly as their names appear on the account.

         5. Include a signature guarantee from any "eligible guarantor institution" as defined by the rules under the Securities Exchange Act of 1934 if (i) you change ownership of the account, (ii) you want the redemption proceeds sent to a different address from that registered on the account, (iii) the proceeds are to be made payable to someone other than the account owner(s), or (iv) the redemption request is for
              $25,000 or more. Eligible guarantor institutions include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations clearing agencies, and savings associations. A notary public is not an eligible guarantor.

In the case of shares being redeemed from an IRA or other qualified retirement account, a statement of whether or not federal income tax should be withheld is needed; otherwise federal tax will automatically be withheld.

In the case of shares registered in the name of a corporation or other legal entity, the redemption request should be signed in the name of the corporation or entity by an officer whose title is stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act must be furnished.

Redemption by Telephone

You may redeem shares by telephone by calling either Fund at (800) 394-5064. In order to use the telephone redemption procedure, a shareholder must have elected this procedure in writing, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor's predesignated account at a domestic bank. To change the designated account or address, a written request with signature(s) guaranteed must be sent to the Transfer Agent at least 15 days before the telephone redemption request. Neither Fund nor the Transfer Agent will be responsible for the authenticity of telephone instructions and will not be responsible for any loss, damage, cost or expense arising out of any telephone instructions received for an account. Furthermore, you agree to hold harmless and indemnify the Fund, the Transfer Agent, and any affiliated officers, employees, directors, and agents from any losses, expenses, costs or liabilities (including attorneys' fees) that may be incurred in connection with either the written or telephone redemption procedures.

By electing the telephone redemption option, you may be giving up a measure of security that you might have if you were to redeem your shares in writing. For reasons involving the security of your account, you will be required to provide a password to verify authenticity before your instructions will be carried out, and the telephone transaction may be tape recorded.


NET ASSET VALUE

Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of a Fund is computed by dividing the value of such Fund's net assets by the total number of shares of such Fund outstanding. The Fund's investments are valued primarily on the basis of market quotations.

Each Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when such Fund does not price its shares. As a result, each Fund's net asset value may change on days when shareholders will not be able to purchase or redeem such Fund's shares.


INVESTMENT MANAGEMENT

Each Fund has retained as its investment adviser Ameristock Corporation (the "Adviser"), an investment management organization. The Adviser has acted as the investment adviser to Ameristock Mutual Fund, Inc. since its inception in 1995 and to Ameristock Large Company Growth Fund and Ameristock Focused Value Fund since their inception in 2000. The Adviser manages the investments of each Fund and is responsible for the overall management of the business affairs of each Fund. The Adviser's address is P.O. Box 6919, Moraga, California 94570.

As compensation for its services the Adviser receives an annual fee of 1% of the average net assets of Ameristock Mutual Fund, Inc. and Ameristock Large Company Growth Fund and 1.35% of the average net assets of Ameristock Focused Value Fund. The Adviser pays all of the operating expenses of each Fund except for brokerage, taxes, interest and extraordinary expenses.

Nicholas D. Gerber, the President of the Adviser, has been the portfolio manager of Ameristock Mutual Fund, Inc. since its inception in 1995. Previously, Mr. Gerber was an equity portfolio manager with Bank of America. Andrew Ngim has been the co-portfolio manager of this Fund since 2000. Mr. Ngim has been a Managing Director of Ameristock Corporation since 1999 and was a benefits consultant with PriceWaterhouseCoopers from 1994 to 1999. Previously, he was employed as a stockbroker and stock analyst with a regional investment banking firm and as an investment consultant with a third party pension administrator.

The portfolio managers of Ameristock Large Company Growth Fund are Andrew Ngim and Robert Nguyen. Mr. Ngim's background is described above. Mr. Nguyen has been a Managing Principal of Ameristock Corporation since 2000 and from 1995 to 1999 was an institutional specialist at Charles Schwab and Co., Inc. Previously, Mr. Nguyen was an equity portfolio manager with Bank of America and a stockbroker and stock analyst with Morgan Stanley Dean Witter.

The portfolio managers of Ameristock Focused Value Fund are Nicholas D. Gerber and Howard Mah. Mr. Gerber's background is described above. Mr. Mah has been a tax and financial consultant in private practice since 1995 and has been a portfolio manager for the Adviser since joining the Adviser on December 26, 2000.


DIVIDENDS AND TAXES

Each Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in such Fund as of the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

In addition, each Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments on the Application to Buy Shares.

If you purchase shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

Each Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions may be both dividends and capital gains. Generally, distributions from each Fund are expected to be primarily capital gains distributions. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.


OTHER INFORMATION

Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201 has been retained to act as the custodian of each Fund's investments.

Mutual Shareholder Services, 8869 Brecksville Road, Brecksville, Ohio 44141, is the transfer agent and dividend - paying agent of each Fund.

ALPS Mutual Fund Services, Inc., 370 17th Street, Denver, Colorado, is the administrator and bookkeeping and pricing agent for the Funds. ALPS Distributors, Inc., 370 17th Street, Denver, Colorado, is the distributor for the Funds.

McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected to serve as independent certified public accountants of each Fund and, as such, audits the annual financial statements of each Fund.

McDonald, Hopkins, Burke & Haber Co., L.P.A., 2100 Bank One Center, 600 Superior Avenue, East, Cleveland, OH 44114-2653, is legal counsel to each Fund and the Adviser.

                              FINANCIAL HIGHLIGHTS
                          AMERISTOCK MUTUAL FUND, INC.

         The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that in investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information with respect to the fiscal years ended June 30, 2000, June 30, 1999 and June 30, 1998 has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's Statement of Additional Information, which is available upon request.

                                              Fiscal Year    Fiscal Year    Fiscal Year    Fiscal Year        Period
                                                 Ended          Ended          Ended          Ended            Ended
                                              June 30, 00    June 30, 99    June 30, 98    June 30, 97      June 30, 96
Net Asset Value,
Beginning of Period                               $38.89         $31.48        $25.06          $19.03         $15.00

Income from Investment Operations
     Net Investment Income                           .55            .44           .41             .52            .43
     Net Gains (Losses) on Securities
     (realized and unrealized)                      3.92           7.41          7.26            5.94           3.78
                                                  ------         ------        ------          ------         ------
         Total from
     Investment Operations                         35.52          39.33         32.73           25.49          19.21
Less Distributions
     Dividends
     (from net investment income)                   (.42)          (.22)         (.42)           (.39)          (.18)
     Distributions (from capital gains)             (.34)          (.22)         (.83)           (.04)         --.--
                                                    -----          -----         -----           -----        ------
     Total Distributions                            (.76)          (.44)        (1.25)           (.43)          (.18)
     Net Asset Value, End of Period               $34.76         $38.89        $31.48          $25.06         $19.03
     Total Return                                  -8.67%         24.94%        30.61%          33.95%         33.70%*

Ratios/Supplemental Data
     Net Assets, End of Period (Millions)         $86.66        $114.14        $12.75           $6.64          $2.23
     Ratio of Expenses to
     Average Net Assets
         Prior to Reimbursement                     0.99%          0.96%         0.95%           1.06%          0.90%*
         After Reimbursement                        0.99%          0.94%         0.90%           0.56%          0.00%

     Ratio of Net Income to
         Prior to Reimbursement                     1.51%          1.20%         1.43%           1.89%          1.47%*
         After Reimbursement                        1.51%          1.22%         1.48%           2.39%          2.90%

     Portfolio Turnover Rate                       31.13%          9.22%        11.85%          21.48%          7.43%

(1) From inception of investment activity (8/31/95)
* Annualized

               Notes to Financial Statements appear in the Fund's
                      Statement of Additional Information.

                          AMERISTOCK MUTUAL FUND, INC.
                      AMERISTOCK LARGE COMPANY GROWTH FUND
                          AMERISTOCK FOCUSED VALUE FUND

A Statement of Additional Information ("SAI") dated July 1, 2001 is incorporated by reference into this prospectus. Additional information about each Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge and to make shareholder inquires, call the Funds at
(800) 394-5064 or visit the Funds' Internet site at http://www.ameristock.com.

Information about each Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can call 202-942-8090 for information on the Public Reference Room's operations and copying charges.

         Ameristock Mutual Funds               Administrator and Bookkeeping and
         P.O. Box 6919                         Pricing Agent
         Moraga, California 94570              ALPS Mutual Fund Services, Inc.
                                               370 17th Street
         Investment Adviser                    Denver, Colorado
         Ameristock Corporation
         P.O. Box 6919
         Moraga, California 94570

         Custodian                             Distributor
         Firstar Bank, N.A.                    ALPS Distributors, Inc.
         Cincinnati, OH                        370 17th Street
                                               Denver, Colorado
         Transfer Agent
         Mutual Shareholder Services
         Brecksville, Ohio

         Legal Counsel
         McDonald, Hopkins, Burke & Haber Co., L.P.A.
         Cleveland, Ohio

         Independent Auditor
         McCurdy & Associates CPAs, Inc.
         Westlake, Ohio

Investment Company Act File Nos.:
         Ameristock Mutual Fund, Inc.:                        811-09090
         Ameristock Large Company Growth Fund:                811-10141
         Ameristock Focused Value Fund:     811-10141

                          AMERISTOCK MUTUAL FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                                  July 1, 2001


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Ameristock Mutual Fund, Inc. (the "Fund") dated July 1, 2001. To obtain a copy of the Fund's Prospectus, without charge, please write to the Fund at P.O. Box 6919, Moraga, CA 94570 or call (800) 394-5064.


                                TABLE OF CONTENTS


Investments and Risks........................................................A-2

Management Agreement.........................................................A-6

Management of the Fund ......................................................A-6

Ownership of Shares..........................................................A-7

Portfolio Turnover...........................................................A-8

Portfolio Transactions and Brokerage.........................................A-8

Share Redemptions............................................................A-8

Taxation of the Fund.........................................................A-9

Performance Information .....................................................A-9

Additional Information......................................................A-10

                              INVESTMENTS AND RISKS


Classification

         The Fund is a diversified, open-end management investment company.

Information on the Fund's Investments

         The Fund has an investment objective of seeking total return through capital appreciation and current income by investing primarily in equity securities. The principal investment strategies used by the Fund to pursue this objective, together with the principal risks of investing in the Fund, are described in the Prospectus under the heading "Risk/Return Summary."

          Described below are (i) certain other investment strategies (including strategies to invest in particular types of securities) which are not principal strategies and (ii) the risks of those strategies:

         Securities Lending. Securities lending allows the Fund to retain ownership of the securities loaned out, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will only be made to parties which have been rated within the two highest grades assigned by Standard & Poor's or Moody's, or which have been determined by the Investment Adviser to be of equivalent quality. Furthermore, securities will only be lent if, in the judgment of the Investment Adviser, the consideration to be earned from such loans justify the risk.

         The Investment Adviser understands that it is the current view of the Securities and Exchange Commission (SEC) staff that the Funds may engage in loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalent (e.g., U.S. Treasury bills or notes) from a borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or be entering into an alternative arrangement with the borrower.

         Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

         Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Directors, the Investment Adviser determines the liquidity of the Fund's investments and, through reports from the Investment Adviser, the Board of Directors monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Investment Adviser may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). The Fund may not invest in securities or other assets that the Board of Directors determines to be illiquid if more than 15% of the Fund's net assets would be invested in such securities.

         Foreign Exposure. The Fund may invest in (i) stocks of U.S. headquartered companies having substantial foreign operations or (ii) foreign stocks. These stocks involve certain inherent risks that are different from those of other companies, including political or economic instability of the foreign country or countries, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in investment or exchange control regulations. As a result of these and other factors, these stocks may be subject to greater price fluctuations than securities of other companies.

         Options.  An  option on a  security  is a  contract  that  permits  the purchaser of the option, in return for the premium paid, the right to buy a specified security or index (in the case of a call option) or to sell a specified security or index (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The Fund may write a call or put option only if the option is "covered". This means so long as the Fund is obligated as the writer of a call option, it will hold the underlying security subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as on the written call. A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold.

         The Fund's purchase of a put option on a security might be designated to protect its holdings in the underlying instrument (or, in some cases a similar instrument) against substantial declines in the market value by giving the Fund the right to sell such instrument at the option exercise price. The Fund's purchase of a call option on a security or index might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

         The value of the underlying securities on which the options may be written at any one time will not exceed 15% of the Fund's total assets. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of the Fund's total assets at the time of purchase.

         Even though the Fund will receive the option premium to help protect it against a loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

         The Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of an exchange; (v) inadequacy of the facilities of an exchange to handle current trading volume; or
(vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

         Futures. The Fund's use of options and financial futures thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management, or other portfolio management purposes. Typically, maintaining a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified asset (initial margin) which is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation or maintenance margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on a futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential variation or maintenance margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into offsetting transactions but there can be no assurance that the position can be offset prior to settlement at an advantageous price, not that delivery will occur.

         The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the value of the face amount of the open futures contracts and options thereon would exceed 25% of the Fund's total assets.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position was closed, which could result in a decrease in the Fund's net asset value. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption or normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Segregated Accounts. Futures contracts, options, and options on futures contracts require the Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

         Fixed Income Securities. The Fund may invest in fixed income securities (bank certificates of deposit, bank checking account, and U.S. Government and Agency obligations). All of the Fund's fixed income securities must be rated within the top three categories of safety according to rating service companies like Standard & Poor's, Moody's, Fitch, or Duff & Phelps at the time of the investment or, if not rated, must then be determined by the Investment Adviser to be of comparable quality. Fixed income securities prices fluctuate inversely with interest rate movements. The Fund intends to hold only short term fixed income instruments (less than 1 year) which should help alleviate price fluctuations. Other fixed income risk factors include default risk.

         Other Investment Companies. The Fund may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940. The Fund intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. To the extent that the Fund invests in other investment companies, an investor in the Fund will bear not only his proportionate share of the expenses of the Fund but also indirectly similar expenses of the underlying investment companies in which the Fund invests. These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses and other miscellaneous expenses.

         Lending of Portfolio Securities. For incremental income purposes, the Fund may lend its portfolio securities constituting up to 30% of its net assets to U.S. or foreign banks or broker/dealers which have been rated within the two highest grades assigned by Standard & Poor's or Moody's or which have been determined by the Investment Adviser to be of equivalent quality. The Investment Adviser is responsible for monitoring compliance with this rating standard during the term of any securities lending agreement. With any loan of portfolio securities, there is a risk that the borrowing institution will fail to redeliver the securities when due. However, loans of securities by the Fund will be fully collateralized at all times by at least 100% of the current market value of the lent securities.

Policies

         Unless otherwise noted, whenever an investment policy states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such a standard or percentage will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment objectives and policies.

         The Fund's fundamental investment policies cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. The following are the fund's fundamental investment policies set forth in their entirety. The Fund may not:

                  1) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

                  2) purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets at market to be invested in the securities of such issuer (other than obligations of the United States government and its instrumentalities);

                  3) purchase the securities of an issuer if, as a result the Fund would own more than 10% of the outstanding voting securities of such issuer;

                  4) issue senior securities, except as permitted under the Investment Company Act of 1940;

                  5) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including weekends or holidays) to the extent necessary to comply with the 33 1/3% limitation;

                  6) act as an underwriter of securities issued by others, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

                  7) make loans, although the Fund may invest in debt securities and lend portfolio securities;

                  8) invest in securities or other assets that the Board of Directors determines to be illiquid if more than 15% of the Fund's net assets would be invested in such securities;

                  9) (a) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities), (b) invest in oil, gas, or mineral exploration or development programs or leases, or (c) purchase securities on margin.

                  10) purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships, except that the Fund may purchase and sell securities issued by entities engaged in the real estate industry or instruments backed by real estate.

                  11) invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years operation (including predecessors).

                  12) invest more than 5% of its assets (valued at time of investment) in securities that are not marketable.

                  13) make loans, except the Fund may (i) purchase and hold debt securities in accordance with its investment objective and policies, and (ii) engage in securities lending as described in the Prospectus and in the Statement of Additional Information.

         The forgoing restrictions are fundamental policies that may not be changed without the approval of a majority of the Fund's outstanding voting securities. As used in the Statement of Additional Information, a majority of the Fund's outstanding voting securities means the lessor of (a) more than 50% of the Fund's outstanding voting securities or (b) 67% or more of the voting securities present at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy.

                              MANAGEMENT AGREEMENT

         The Fund employs the Investment Adviser to furnish advisory and other services. Under the Investment Adviser's contract with the Fund, the Investment Adviser acts as Investment Adviser and, subject to the supervision of the Board of Directors, directs the investments of the Fund in accordance with the Fund's investment objective, policies, and limitations. The Investment Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments, and compensates all officers of the Fund, all Directors who are "interested persons" of the Fund or the Investment Adviser, and all personnel of the Fund or of the Investment Adviser performing services relating to research, statistical, and investment activities.

         In addition, the Investment Adviser, subject to the supervision of the Board of Directors, provides the management and administration services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund's records and the registration of the Fund's shares under federal and state law; developing management and shareholder services for the Fund; and furnishing reports, evaluations, and analysis on a variety of subjects to the Board of Directors.

         The Adviser pays all operating expenses of the Fund except for brokerage, taxes, interest, and extraordinary expenses (including, without limitation, litigation and indemnification costs and expenses).

         For  the  services  of  the  Investment  Adviser,   the  Fund  pays  as
compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% of the Fund's average net assets up to $100 million and .75% of average net assets thereafter.

         The Adviser may enter into an Affinity Credit Card Agreement (the "Credit Card Agreement") with a credit card issuer (the "Bank"). Under the Credit Card Agreement, the Adviser would solicit shareholders of the Fund to open affinity credit card accounts with the Bank, and the Bank would pay to the Adviser royalties based on net purchases charged to such accounts by participating shareholders. The fees payable to the Adviser in respect of each fiscal year would be reduced by the amount, if any, of royalties received by the Adviser under the Credit Card Agreement during the preceding fiscal year. Royalties based on net purchases charged by a shareholder of the Fund would indirectly benefit all shareholders of the Fund (including those who do not participate in the affinity card program) by reducing the expense ratio of the Fund in the fiscal year following the year of such purchases.

                             MANAGEMENT OF THE FUND

         The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise noted, the business address for each Director and Officer is P.O. Box 6919, Moraga, CA 94570, which is also the address of the Investment Adviser. Those Directors who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with either the Fund or with the Investment Adviser are indicated by an asterisk (*).

Name and Age                            Position Held           Principal Occupation

Nicholas D. Gerber* (39)            Chairman and Director       President Ameristock Corporation,
                                                                Portfolio Manager of the Fund.
                                                                Portfolio Manager with Bank of
                                                                America helping manage over $250
                                                                million in commingled and mutual
                                                                fund accounts (1993-1995)

Howard Mah* EA, MBA  (37)                 Director              Tax and Financial Consultant in
                                                                private practice (1995 to present).
                                                                Tax and Financial Consultant with
                                                                law firm of Office of Stephen M.
                                                                Moskowitz (1989-1995).

Andrew Ngim* (41)                         Director              Managing Director, Ameristock
                                                                Corporation, since 1999. Benefits
                                                                Consultant with Price WaterhouseCoopers
                                                                (1994-1999)

Stephen J. Marsh (48)                     Director              Vice-President with FMV Opinions,
                                                                Inc. (1998-Present).  Managing
                                                                Director, The Mentor Group (1991-
                                                                1998).

Alev Efendioglu, PhD. (59)                Director              Professor of Management and Small
                                                                Business Institute Director,
                                                                McLaren School of Business,
                                                                University of San Francisco
                                                                (1977-Present).


         The Directors of the Fund who are employees or Directors of the Investment Adviser receive no remuneration from the Fund. Each of the other Directors is paid $300 for each Board meeting they attend and is reimbursed for the expenses of attending meetings.

                               OWNERSHIP OF SHARES

         The following persons were known by the Fund to be holders of record or beneficially of 5% or more of the Fund as of May 8, 2001:

Name and Address                                       Percentage Held

National Financial Mutual Funds*                       20.59%
1 World Trade Center
200 Liberty Street
New York, NY 10281

Charles Schwab & Co., Inc.*                            47.62%
9601 E. Panorama Circle
Mail Stop DEN2-02-052
Englewood, CO 80112

National Investors Services Corp.                      5.83%
56 Water Street
New York, NY 10041

         * Shares held in "street name" for the benefit of others.

         As of May 8, 2001, all Officers and Directors as a group beneficially owned less than 1% of the outstanding shares of the Fund.


                               PORTFOLIO TURNOVER

          While it is difficult to predict, the Investment Adviser expects that the annual portfolio turnover rate of the Fund will not exceed 100%. A greater rate may be experienced during periods of marketplace volatility which necessitates more active trading. A higher portfolio turnover rate involves greater transaction costs to the Fund and may result in the realization of net capital gains which would be taxable to shareholders when distributed. For the fiscal year ending June 30, 2000, 1999, 1998 and 1997, the Fund's turnover was 31.1%, 9.2%, 11.9%, and 21.4%, respectively. Portfolio turnover was higher in the June 30, 2000 fiscal year due to higher shareholder redemptions of Fund shares.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

          Subject to the supervision of the Board of Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rate are made by the Investment Adviser. Transactions on United States stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

         In selecting a broker to execute each transaction, the Investment Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified, determined in good faith by the Investment Adviser, by other aspects of the portfolio execution services offered such as research, economic data, and statistical information about companies and industries, non-inclusive.


                                SHARE REDEMPTIONS

         The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by the Fund, under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; for any period during which an emergency exists as a result of (a) disposal by the Fund of securities owned by it is not reasonably practicable, or
(b) it is not reasonably practicable for the Fund to determine the fair value of its net assets; and (3) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

         The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

         It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities of the Fund. However, the Fund has obligated itself under the Investment Company Act of 1940 to redeem for cash all shares presented for redemption by any one shareholder up to 1% of the Fund's net assets in any 90-day period. Securities delivered in payment of redemption's are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities generally will incur brokerage costs on their sales.

                              TAXATION OF THE FUND

         The Fund intends to qualify each year as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. Qualification as a regulated investment company will result in the Fund's paying no taxes on net income and net realized capital gains distributed to shareholders. If these requirements are not met, the Fund will not receive special tax treatment and will pay federal income tax, thus reducing the total return of the Fund.

         Statements as to the tax status of each shareholder's dividends and distributions will be mailed annually by the Fund's transfer agent. Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state or local taxes.

                             PERFORMANCE INFORMATION

         From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. The Fund may also compare its performance figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to, the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Price Index (the "S&P 500"), the various NASDAQ indices, and the Wilshire 5000. In addition, the Fund may compare its performance to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Ibbotsen Associates, Value Line Mutual Fund Survey, and other independent organizations. Also, the Fund may refer to its ratings and related analysis supporting the ratings from these or other independent organizations.

         From time to time, the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market or certificate of deposit accounts. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time advertising materials for the Fund may refer to, or include commentary by the Fund's portfolio manager, Nicholas D. Gerber, relating to his investment strategy, asset growth of the Fund, current or past business, political, economic or financial conditions and other matters of general interest to investors. In addition, from time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, including information provided by the Social Security Administration, and may refer to the approximate number of then current Fund shareholders.

         The Fund may compare its performance to various capital markets such as common stocks, long-term government bonds, Treasury bills, and the U.S. rate of inflation as these figures are provided by Ibbotsen Associates and other independent organizations. The Fund may also use the performance of these capital markets in order to demonstrate general risk versus reward investment scenarios. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

         The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares may be more or less than their original cost.

         Total returns quoted in advertising reflect all aspects of the Fund's return including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share (NAV) over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, the Fund's performance is not consistent over time, but changes from year to year, and that average annual returns represent figures as opposed to the actual year-to-year performance of the Fund. The formula for determining annual average total return expressed as a percentage is:

                  T = (ERV/P) 1/n - 1
                    Where:
                      T = average  annual  total  return
                      P = a hypothetical initial investment of $1,000 n = number of years.
                      EVR = ending redeemable value: ERV is the value, at the
                            end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

         In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage change or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their component parts of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contribution to total return.

                             ADDITIONAL INFORMATION

         The Ameristock Mutual Fund, Inc. is an open-end management investment company organized as a Maryland corporation on June 15, 1995. The Fund's Articles of Incorporation authorizes the Board of Directors to issue up to 100 million shares of common stock, par value $.005 per share. Each share of the Fund has equal voting, dividend, distribution and liquidation rights. In the event that the Ameristock Corporation ceases to be the investment advisor, the right of the Fund to use the identifying name "Ameristock" may be withdrawn.

         Firstar Bank, N.A., Cincinnati, Ohio, is the custodian of the assets of the Fund. The custodian is responsible for the safekeeping of the Fund's assets and the appointment of sub-custodians and clearing agencies. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Investment Adviser, its Officers and Directors, and the Fund's Directors may from time to time have transactions with various banks, including banks servings as custodians for assets advised by the Investment Adviser. There have been no transactions of this sort to date with the Custodian.

         The Financial Statements of the Fund as of June 30, 2000 included in this Statement of Additional Information have been so included in reliance on the report of McCurdy & Associates CPAs, Inc., independent certified public accountant, given on the authority of said firm as experts in accounting and auditing. The Financial Statements of the Fund as of December 31, 2000 are unaudited.

                          INDEPENDENT AUDITOR'S REPORT




To The Shareholders and
Board of Directors
Ameristock Mutual Fund:


         We have audited the accompanying statement of assets and liabilities of Ameristock Mutual Fund, including the schedule of portfolio investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended, and financial highlights for each of the four years then ended and the period from August 1, 1995 (commencement of operations) to June 30, 1996 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of June 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameristock Mutual Fund as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for the four years then ended and for the period from August 1, 1995 (commencement of operations) to June 30, 1996 in the period then ended, in conformity with generally accepted accounting principles.

/S/McCurdy & Associates CPA's, Inc.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
July 21, 2000

                             AMERISTOCK MUTUAL FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2000

Industry                   Company                    Symbol    Shares     Market Value

Automotive          5.90%  Ford Motor Co.             F         68,610       $2,950,230
                           General Motors Corp.       GM        37,220       $2,161,104

Banking            19.18%  Bank of America            BAC       69,177       $2,974,611
                           CitiGroup                  C         43,362       $2,612,560
                           First Union                FTU      115,000       $2,853,495
                           PNC Financial Services     PNC       87,700       $4,110,937
                           Washington Mutual, Inc.    WMT      141,000       $4,071,375

Entertainment       0.32%  Disney Co. (Walt)          DIS        7.070         $274,407

Capital Goods       2.82%  Boeing Co.                 BA        12,860         $537,715
                           Caterpillar                CAT       36,900       $1,249,987
                           General Electric           GE        12,300         $654,900

Chemicals &         3.55%  Du Pont de Nemours & Co    DD        35,600       $1,557,500
Fertilizer                 Dow Chemical               DOW       50,280       $1,517,852

Consumer Staples   12.58%  Coca-Cola Co.              KO         8,380         $481,330
                           McDonalds Corp.            MCD       48,600       $1,600,786
                           Philip Morris              MO        95,910       $2,547,657
                           Pepsico                    PEP       50,960       $2,264,560
                           Proctor & Gamble Co.       PG         4,600         $263,350
                           Sara Lee Corp.             SLE      193,800       $3,742,859

Diversified         1.77%  Minnesota Mining & Mfg.    MMM       18,560       $3,462,190

Electronics         5.09%  Visteaon*                  VC         8,983         $108,421
                           Agilent*                   A          1,029          $75,888
                           Hewlett Packard Co.        HWP        2,700         $337,162
                           International Business
                            Machines                  IBM       31,600       $3,462,190
                           Intel Corp.                INTC       3,180         $425,127

Financial - Other   8.78%  Associates First Capital
                            Corp                      AFS      147,658       $3,194,692
                           Fannie Mae                 FNM       67,170       $3,505,467
                           Merrill Lynch              MER        7,000         $805,000

Healthcare         10.04%  Abbott Labs                ABT       53,560       $2,386,794
(Products)                 American Home Products     AHP       30,000       $1,762,500
                           Bristol Myers Squibb       BMY       27,440       $1,598,380
                           Johnson & Johnson          JNJ        6,340         $645,887
                           Merck & Co.                MRK       20,940       $1,604,527
                           Pfizer, Inc.               PFE      114,680         $704,640

Insurance           5.65%  Allstate Corp.             ALL      150,000       $3,337,500
                           American International
                            Group                     AIG       13,302       $1,562,985

Oil & Gas           5.92%  BP Amoco (ADR's)           BPA        8,408       $  475,581
                           Chevron                    CHV       24,500       $2,077,918
                           ExxonMobile                XOM        7,600       $  596,600
                           Texaco                     TX        37,200       $1,980,900

Retailing           5.57%  Home Depot, Inc.           HD        11,595       $  579,031
                           Sears Roebuck & Co.        S        112,000       $3,654,000
                           Wal-Mart Stores            WMT       10,300       $  593,537

Software            0.35%  Microsoft Corp.*           MSFT       3,780       $  302,400

Telecommunications  9.20%  Bell Atlantic Corp.        BEL       27,140       $1,379,064
                           Bellsouth Corp.            BLS       22,900       $  976,112
                           GTE Corp.                  GTE       47,270       $2,942,557
                           SBC Communications         SBC       56,143       $2,428,284
                           AT&T Corp.                 T          7,475       $  236,318
                                                                             ----------

Total Common Stock 96.69%  (Cost $89,204,295.00)                            $83,794,877
                                                                            -----------

Total Investments                                                           $83,794,877

Other Assets Less
Liabilities         3.31%                                                    $2,865,024

NET ASSETS:       100.00%   Equivalent to $34.76 per share                  $86,659,901
                            on $2,492,812 Shares of Capital
                            Stock Outstanding

*Non-income
Producing

    The Accompanying notes are an integral part of the financial statements

                             Ameristock Mutual Fund
                             Statement of Operations
                            Year Ending June 30, 2000

Investment Income:

             Dividends                                   $  2,250,089
             Interest                                    $    252,568
             Other                                       $      3,020

                                                         -------------

Total Investment Income                                  $  2,505,677


Expenses:

             Management Fee                              $    991,317

             Total Expenses                              $    991,317

Net Investment Income                                    $  1,514,360

Realized and Unrealized Gain on Investments

Net Realized Gain (Loss) on Investments                  $  4,021,324
Net Change in Unrealized Appreciation
(Depreciation) on Investments                            $(17,951,640)
                                                         -------------
Net Realized and Unrealized Gain (Loss)
      on Investments                                     $(13,930,316)

Net Increase (Decrease) in Net Assets
Resulting from Operations                                $(12,415,956)




                     The accompanying notes are an integral
                        part of the financial statements

Ameristock Mutual Fund
Statement of Changes in Net Assets
                                                     July 1, 1999 to       July 1, 1998 to
                                                     Jun 30 ,2000          June 30, 1999
From Operations:
   Net Investment Income                            $   1,514,360         $    593,492
   Net Realized Gain (Loss)                         $   4,021,324         $  1,089,201
   Net Change in Unrealized Appreciation
  (Depreciation) on Investments                     $ (17,951,640)        $  9,418,848
                                                   ---------------       -------------
                                                    $ (12,415,956)        $ 11,101,541

Distributions to Shareholders:
   Ordinary Income                                  $  (1,171,494)        $   (238,477)
   Capital Gains                                    $    (947,523)        $   (215,071)
                                                   ---------------       --------------
                                                    $  (2,119,017)        $   (453,548)

From Capital Share Transactions:
   Proceeds from 2,591,686 Shares Issued            $  94,364,171         $124,983,101
   Net Asset Value of 41,627 Shares
   Issued from Reinvestment of Dividends            $   1,466,911         $    306,145
   Cost of 3,075,221 Shares Redeemed                $(108,781,081)        $(34,545,669)
                                                   ---------------       --------------
                                                    $ (12,949,999)        $ 90,743,577

Net Increase/Decrease in Net Assets                 $ (27,484,972)        $101,391,570
Net Assets at Beginning of Period                   $ 114,144,873         $ 12,753,303
                                                   ---------------       --------------
Net Assets at End of Period (including
  Undistributed Net Investment Income
  of $767,553 and $424,487 respectively)            $  86,659,901         $114,144,873


     The accompanying notes are an integral part of the financial statements

                                                   Ameristock Mutual Fund
                                                    Financial Highlights

Selected Data for a Share of Common Stock
Outstanding Throughout the Period
                                 Jul 1, 99 to     Jul 1, 98 to      Jul 1, 97 to     Jul 1, 96 to      Aug 31, 95 to
                                 30-Jun-00        30-Jun-99         30-Jun-98        30-Jun-97         30-Jun-96(1)

Net Asset Value at
Beginning of Period              $ 38.89          $ 31.48           $ 25.06          $ 19.03           $ 15.00
Net Investment Income            $  0.5           $  0.44           $  0.41          $  0.52           $  0.43

Net Gains (Losses)
  on Securities- Realized
  and Unrealized                 $ (3.92)         $  7.41           $  7.26          $  5.94           $  3.78
                                ----------       ---------          --------         --------         ---------
Total From Investment
  Operations                     $ 35.52          $ 39.33           $ 32.73          $ 25.40           $ 19.21

Dividend Distribution
Net Investment Income            $ (0.42)         $ (0.22)          $ (0.42)         $ (0.39)          $ (0.18)
Capital Gains                    $ (0.34)         $ (0.22)          $ (0.83)         $ (0.04)          $   -
                                ---------        ---------          ---------        ---------        ---------
Total Distributions              $ (0.76)         $ (0.44)          $ (1.25)         $ (0.43)          $ (0.18)
Net Asset Value at
  End of Period                  $ 34.76          $ 38.89           $ 31.48          $ 25.06           $ 19.03

Total Return                       -8.67%           24.94%            30.61%           33.95%            33.70%*

Ratios/Supplemental Data
Net Assets End of
  Period (millions)               $86.66          $114.14           $ 12.75          $  6.64           $  2.23
Ratio of Expenses to Average
  Net Assets
Prior to Reimbursement              0.99%            0.96%             0.95%            1.06%             0.90%(1)*
After Reimbursement                 0.99%            0.94%             0.90%            0.56%             0.00% *
Ratio of Net Income to
  Average Net Assets
  Prior to Reimbursement            1.51%            1.20%             1.43%            1.89%             1.47% *
  After Reimbursement               1.51%            1.22%             1.48%            2.39%             2.90%(1)*
Portfolio Turnover Rate            31.13%            9.22%            11.85%           21.48%             7.43%

(1)  From Inception of Investment Activity (8/31/95)
* Annualized

     The accompanying notes are an integral part of the financial statements

                             AMERISTOCK MUTUAL FUND
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2000


         1.       SIGNIFICANT ACCOUNTING POLICIES

         The Fund is a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund's investment objective is to seek total return through capital appreciation and current income by investing (under normal market conditions) at least 80% of the value of its total assets in equity securities consisting of common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $.005 per share. Significant accounting policies of the Fund are presented below:

         SECURITY VALUATION

         Investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day.

         Short-term investments are valued at amortized cost, which approximates market. The cost of securities sold is determined on the identified cost basis. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors. Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

         INCOME TAXES

         It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

         ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         2.       INVESTMENT ADVISORY AGREEMENT

         The Fund has entered into an investment advisory and administration agreement with Ameristock Corporation. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund's net assets for the first $100 million of net assets and .75% of net assets thereafter. The Investment Advisor pays all operating expenses of the Fund except for taxes, interest, brokerage commissions and extraordinary litigation expenses. The advisor received management fees of $991,317 during the 12 months ending June 30, 2000. During the Fund's initial year, the Advisor had paid all Fund expenses.

         3.       RELATED PARTY TRANSACTIONS

         Certain owners of Ameristock Corporation are also owners and/or directors of Ameristock Mutual Fund. These individuals may receive benefits from any management fees paid to the Advisor. 24% of the Fund's stock is controlled by National Financial Services Corp. 11% of the Fund's stock is controlled by Trust Company of America. 10% of the Fund's stock is controlled by Charles Schwab & Co. 9% of the Fund is controlled by National Investors Services Corp. 6% of the Fund's stock is controlled by FTC & Company. All of the preceding companies are unrelated to the Fund or Ameristock Corp. The preceding companies may be deemed as controlling persons.

         4.       CAPITAL STOCK AND DISTRIBUTION

         At June 30, 2000, 100 million shares of capital stock ($.005 par value) were authorized, and paid-in capital amounted to $87,173,291. Transactions in common stock were as follows:

         Shares sold                                  2,591,686
         Shares issued to shareholders in
         reinvestment of dividends                       41,627
                                                      2,633,313

         Shares redeemed                             (3,075,221)
         Net increase                                (  441,908)
         Shares Outstanding:
         Beginning of period                          2,934,721
         End of period                                2,492,812

         5.       PURCHASES AND SALES OF SECURITIES

         During the twelve months ended June 30, 2000, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $29,354,873 and $34,076,018 respectively.

         6.       FINANCIAL INSTRUMENTS DISCLOSURE

         There are no reportable financial instruments that have any off-balance sheet risk as of June 30, 2000.

         7.       SECURITY TRANSACTIONS

         For Federal income tax purposes, the cost of investments owned at June 30, 2000 was the same as identified cost.

         At June 30, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                           Net Appreciation

         Appreciation      (Depreciation)            (Depreciation)
         $8,265,216        $(13,674,635)             $(5,409,419)


         8.        DISTRIBUTIONS

         During the 12 months ended June 30, 2000, distributions of $1,171,494 were paid from net investment income and $947,523 were paid from realized short and long term capital gains.

            FINANCIAL STATEMENTS AS OF DECEMBER 31, 2000 (UNAUDITED)

                             Ameristock Mutual Fund
                             Schedule of Investments
                                December 31, 2000

                                                                             Market
 Industry                      Company              Symbol      Shares       Value

Automotive          6.30%  Ford Motor Co.             F        243,242       $5,700,984
                           General Motors Corp.       GM        98,220       $5,003,081
                           Visteon*                   VC         8,983       $  103,304

Banking            12.87%  Bank of America            BAC       44,177       $2,026,620
                           CitiGroup                  C         57,816       $2,952,229
                           First Union                FTU      115,000       $3,198,437
                           PNC Financial Services     PNC       87,700       $6,407,581
                           Washington Mutual Inc      WM       141,000       $7,481,812

Capital Goods       4.77%  Boeing Co.                 BA        48,860       $3,224,760
                           Caterpillar                CAT       91,900       $4,348,018
                           General Electric           GE        12,300       $  589,631

Chemicals &         6.82%  Dow Chemical               DOW      150,280       $5,504,005
Fertilizer                 DuPont de Nemours & Co.    DD       128,100       $6,188,831
Consumer Staples   13.08%  Albertsons                 ABS      229,000       $6,068,500
                           Coca-Cola Co.              KO         8,380       $  510,656
                           McDonalds Corp.            MCD      173,600       $5,902,400
                           PepsiCo                    PEP       36,960       $1,831,830
                           Proctor & Gamble Co.       PG        24,600       $1,929,562
                           Sara Lee Corp.             SLE      251,800       $6,184,837

Diversified         1.30%  Minnesota Mining & Mfg.    MMM       18,560       $2,236,480

Electronics        10.78%  Agilent*                   ABS       12,529       $  685,962
                           Dell Computer*             DELL     345,000       $6,015,937
                           Hewlett Packard Co.        HWP        5,400       $  170,437
                           Intel Corp.                INTC     177,360       $5,365,140
                           International Business
                            Machines                  IBM       73,600       $6,256,000

Entertainment       0.12%  Disney Co. (Walt)          DIS        7,070       $  204,588

Financial-Other     3.95%  Fannie Mae                 FNM       67,170       $5,826,997
                           Merrill Lynch              MER       14,000       $  954,625

Healthcare          5.73%  Abbott Labs                ABT       53,560       $2,594,312
(Products)                 American Home Products     AHP       30,000       $1,906,500
                           Bristol Myers Squibb       BMY       27,440       $2,028,845
                           Johnson & Johnson          JNJ        6,340       $  666,096
                           Merck & Co.                MRK       20,940       $1,960,507
                           Pfizer Inc.                PFE       14,680       $  675,280

Insurance           4.96%  Allstate Corp.             ALL      150,000       $6,534,375
                           American International
                            Group                     AIG       19,953       $1,966,642

Oil & Gas           3.23%  BPAmoco (ADR's)            BPA       67,408       $3,227,158
                           Chevron                    CHV       13,500       $1,139,906
                           ExxonMobil                 XOM        7,600       $  660,711
                           Texaco                     TX         8,200       $  509,425

Retailing           4.05%  HomeDepot Inc.             HD        11,595       $  529,746
                           Sears Roebuck & Co.        S        169,000       $5,872,750
                           Wal-Mart Stores            WMT       10,300       $  547,187

Software            1.25%  Microsoft Corp.*           MSFT      49,280       $2,143,680

Telecommunications  6.92%  AT&T Corp.                 T         65,975       $1,142,192
                           Bellsouth Corp.            BLS       47,900       $1,960,906
                           SBC Communications         SBC       56,143       $2,680,828
                           Verizon                    VZ       121,209       $6,075,601
                                                                             ----------

Total Common       86.13% (Cost $135,560,810)                              $147,695,891
Stocks:                                                                    ------------

Total Investments                                                          $147,695,891
Other Assets Less Liabilities                                               $23,782,166
Net Assets:  100%        Equivalent to $40.22 per share on 4,263,472
                         Shares of Capital Stock Outstanding               $171,478,057
                                                                           ============

*Non-Income Producing

     The accompanying notes are an integral part of the financial statements

                                 Ameristock Mutual Fund
                          Statement of Assets and Liabilities
                                   December 31, 2000
                                      (Unaudited)

Assets:
Investment Securities at Market Value
      (Identified Cost- $135,560,810)                            $  147,695,891
Cash                                                             $   29,476,895
Accounts Receivables
     Dividends                                                   $      144,638
     Fund Shares Sold                                            $    7,624,906
                                                                 --------------
        Total Assets:                                            $  184,942,330


Liabilities:
Accounts Payable
     Investment Securities Purchase Payable                      $   13,319,641
     Fund Shares Redeemed                                        $      144,632
                                                                 --------------
        Total Liabilities:                                       $   13,464,273

Net Assets                                                       $  171,478,057


Net Assets Consist of:
        Capital Paid In                                          $  159,420,911
        Accumulated Undistributed Net Investment Income          $      125,859
        Accumulated Undistributed Realized Net Capital Gain      $     (203,794)
        Accumulated Unrealized Appreciation in Value of
             Investments Based on Identified Cost- Net           $   12,135,081
                                                                 --------------
NET ASSETS FOR 4,263,472 SHARES OUTSTANDING                      $  171,478,057

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING
     PRICE PER SHARE ($171,478,057/4,263,472)                    $        40.22


                   The accompanying notes are an integral part

                             Ameristock Mutual Fund
                             Statement of Operations
                        6 Months Ending December 31, 2000
                                   (Unaudited)

Investment Income:
         Dividends                                                 $  1,157,788
         Interest                                                  $    237,215
         Other                                                     $      2,260
                                                                   ------------
               Total Investment Income                             $  1,397,263

Expenses:
         Management Fee                                            $    510,438
         Directors Fee                                             $        665
               Total Expenses                                      $    511,103

Net Investment Income                                              $    886,160

Realized and Unrealized Gain on Investments
         Net Realized Gain (Loss) on Investments                   $  1,196,335
         Net Change in Unrealized Appreciation
           (Depreciation) on Investments                           $ 17,544,500
                                                                   ------------
         Net Realized and Unrealized Gain (Loss) on Investments    $ 18,740,835
                                                                   ------------

Net Increase (Decrease) in Net Assets Resulting from Operations    $ 19,626,995
                                                                   ============

                     The accompanying notes are an integral
                        part of the financial statements

                             Ameristock Mutual Fund
                       Statement of Changes in Net Assets

                                             July 1, 2000 to     July 1, 1999 to
                                             Dec 31, 2000        June 30, 2000

From Operations:
   Net Investment Income                     $    886,160        $   1,514,360
   Net Realized Gain (Loss)                  $  1,196,335        $   4,021,324
   Net Change in Unrealized Appreciation
         (Depreciation) on Investments       $ 17,544,500        $ (17,951,640)
                                             -------------       --------------
                                             $ 19,626,995        $ (12,415,956)

Distributions to Shareholders:
   Ordinary Income                           $ (1,527,654)       $  (1,171,494)
   Capital Gains                             $ (5,528,805)       $    (947,523)
                                             -------------       --------------
                                             $ (7,056,459)       $  (2,119,017)

From Capital Share Transactions:
   Proceeds from 2,226,845 Shares Issued     $ 89,847,368        $  94,364,171
   Net Asset Value of 169,867 Shares Issued
        from Reinvestment of Dividends       $  6,592,550        $   1,466,911
   Cost of 625,852 Shares Redeemed           $(24,192,298)       $(108,781,081)
                                             -------------       --------------
                                             $ 72,247,620        $ (12,949,999)

Net Increase/Decrease in Net Assets          $ 84,818,156        $ (27,484,972)
Net Assets at Beginning of Period            $ 86,659,901        $ 114,144,873
                                             -------------       --------------
Net Assets at End of Period (including
     Undistributed Net Investment Income of
     $125,859 and $767,353 respectively)     $171,478,057        $  86,659,901
                                             =============       ==============





                     The accompanying notes are an integral
                        part of the financial statements




                             Ameristock Mutual Fund
                              Financial Highlights

Selected Data for a Share of Common Stock           Jul 1, 00 to    Jul 1, 99 to    Jul 1, 98 to    Jul 1, 97 to    Jul 1, 96 to
     Outstanding Throughout the Period              31-Dec-00       30-Jun-00       30-Jun-99       30-Jun-98       30-Jun-97

Net Asset Value at Beginning of Period              $   34.76       $   38.89       $   31.48       $   25.06       $   19.03
Net Investment Income                               $    0.31       $    0.55       $    0.44       $    0.41       $    0.52
Net Gains (Losses) on Securities- Realized
     and Unrealized                                 $    5.91       $   (3.92)      $    7.41       $    7.26       $    5.94
                                                    ----------      ----------      ----------      ----------      ----------
            Total From Investment Operations        $    6.22       $   (3.37)      $    7.85       $    7.67       $    6.46
Dividend Distribution
            Net Investment Income                   $   (0.42)      $   (0.42)      $   (0.22)      $   (0.42)      $   (0.39)
            Capital Gains                           $   (0.34)      $   (0.34)      $   (0.22)      $   (0.83)      $   (0.04)
                                                    ----------      ----------      ----------      ----------      ----------
Total Distributions                                 $   (0.76)      $   (0.76)      $   (0.44)      $   (1.25)      $   (0.43)

Net Asset Value at End of Period                    $   40.22       $   34.76       $   38.89       $    31.48      $   25.06

Total Return                                            17.89%          -8.67%          24.94%           30.61%         33.95%

Ratios/ Supplemental Data
     Net Assets End of Period (millions)            $  171.48       $   86.66       $  114.14       $    12.75      $    6.64
     Ratio of Expenses to Average Net Assets
            Prior to Reimbursement                       0.92%           0.99%           0.96%            0.95%          1.06%
            After Reimbursement                          0.92%           0.99%           0.94%            0.90%          0.56%
     Ratio of Net Income to Average Net Assets
            Prior to Reimbursement                       1.65%           1.51%           1.20%            1.43%         1.89%
            After Reimbursement                          1.64%           1.51%           1.22%            1.48%         2.39%
     Portfolio Turnover Rate                            13.26%          31.13%           9.22%           11.85%        21.48%

* Annualized

                     The accompanying notes are an integral
                        part of the financial statements

                             AMERISTOCK MUTUAL FUND
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000


1.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund's investment objective is to seek total return through capital appreciation and current income by investing (under normal market conditions) at least 80% of the value of its total assets in equity securities consisting of common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $.005 per share. Significant accounting policies of the Fund are presented below:

    SECURITY VALUATION:
Investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. The cost of securities sold is determined on the identified cost basis. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors. Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

    INCOME TAXES:
It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory and administration agreement with Ameristock Corporation. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund's net assets for the first $100 million of net assets and .75% of net assets thereafter. The Investment Advisor pays all operating expenses of the Fund except for taxes, interest, brokerage commissions and extraordinary litigation expenses. The advisor received management fees of $510,438 during the 6 months ending December 31, 2000. During the Fund's initial year, the Advisor had paid all Fund expenses.

3.)  RELATED PARTY TRANSACTIONS
Certain owners of Ameristock Corporation are also owners and/or directors of Ameristock Mutual Fund. These individuals may receive benefits from any management fees paid to the Advisor. 24.6% of the Fund's stock is controlled by National Financial Services Corp. 26.6% of the Fund's stock is controlled by Charles Schwab & Co. All of the preceding companies are unrelated to the Fund or Ameristock Corp. The preceding companies may be deemed as controlling persons.






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                             AMERISTOCK MUTUAL FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)
                                December 31, 2000



4.)  CAPITAL STOCK AND DISTRIBUTION
     At June 30, 2000, 100 million shares of capital stock ($.005 par value) were authorized, and paid-in capital amounted to $159,420,911. Transactions in common stock were as follows:


       Shares sold.....................              2,226,845
       Shares issued to shareholders in
         reinvestment of dividends                     169,867
                                                     2,396,712
       Shares redeemed.................               (625,852)
       Net.............................              1,770,860
       Shares Outstanding:
         Beginning of period...........              2,492,612
         End of period.................              4,263,472


5.)  PURCHASES AND SALES OF SECURITIES
During the six months ended December 31, 2000, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $59,757,025 and $13,332,204 respectively.

6.)  FINANCIAL INSTRUMENTS DISCLOSURE
There are no reportable financial instruments that have any off-balance sheet risk as of December 31, 2000.

7.)  SECURITY TRANSACTIONS
For Federal income tax purposes, the cost of investments owned at December 31, 2000 was the same as identified cost.

At December 31, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                                                      Net Appreciation
            Appreciation         (Depreciation)        (Depreciation)
             $20,414,016          ($8,278,935)          $12,135,081

8 )  DISTRIBUTIONS
During the 6 months ended December 31, 2000, distributions of $1,527,837 was paid from net investment income and $5,528,805 was paid from realized short and long-term capital gains.


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